SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]     Preliminary Proxy Statement           [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                           MERRIMAC MASTER PORTFOLIO,
                       MERRIMAC FUNDS and MERRIMAC SERIES

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:








                           MERRIMAC GLOBAL CASH FUND*
                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)
                                      AND
                              MERRIMAC CASH SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116


TO THE SHAREHOLDERS OF:
        MERRIMAC GLOBAL CASH FUND
        MERRIMAC CASH FUND
        MERRIMAC CASH SERIES

Dear Shareholder:

        The attached Proxy Statement from the Merrimac Global Cash Fund, Merrimac Funds and Merrimac Series discusses a proposal that is being submitted to shareholders of each of the Merrimac Global Cash Fund, Merrimac Cash Fund and Merrimac Cash Series (collectively, the "Funds"). A Shareholder Meeting has been called for August 28, 1998, to consider the proposal. As a shareholder in one of these three Funds, we ask you to review the Proxy Statement and cast your vote on the proposal. The Board of Directors of the Global Cash Fund, the Board of Trustees of Merrimac Funds and the Board of Trustees of Merrimac Series have recommended that shareholders approve the proposal.

        The proposal affecting each Fund seeks approval of an investment sub-advisory agreement between Investors Bank & Trust Company (the "Adviser") and Allmerica Asset Management, Inc. with respect to the assets of Merrimac Cash Portfolio, a series of the Merrimac Master Portfolio. The proposal is discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

        Your vote is important.  You do not need to be physically present at
        ----------------------
the meeting, but you should complete and sign the enclosed voting instruction/ proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

        We look forward to receiving your votes in favor of the proposal. Thank you for your support.

                                         Sincerely,

                                         /s/ Paul J. Jasinski
                                         Paul J. Jasinski
                                         Treasurer and Chief Financial Officer
                                         Merrimac Global Cash Fund, Merrimac
                                         Funds and Merrimac Series




---------------
* The Merrimac Global Cash Fund is an open-end investment company registered as an "exempt company" under the laws of the Cayman Islands. The Merrimac Global Cash Fund is not registered under the Investment Company Act of 1940. The principal office of the Merrimac Global Cash Fund is located in Grand Cayman, Cayman Islands, British West Indies.








                           MERRIMAC GLOBAL CASH FUND*
                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)
                                      AND
                              MERRIMAC CASH SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, AUGUST 28, 1998

        Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Merrimac Global Cash Fund ("Global Cash Fund"), Shareholders of the Merrimac Cash Fund ("Cash Fund"), a series of Merrimac Funds (the "Trust"), and Shareholders of the Merrimac Cash Series ("Cash Series"), a series of Merrimac Series (the "Series"), will be held at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, on Friday, August 28, 1998, at 10 a.m., Eastern Time. At the Meeting, Shareholders of the Global Cash Fund, Cash Fund and Cash Series will each be asked to consider and vote upon the following proposal:

               TO APPROVE OR DISAPPROVE A PROPOSAL TO ADOPT AN INVESTMENT SUB-ADVISER AGREEMENT, TO BE DATED AS OF SEPTEMBER 1, 1998, BETWEEN INVESTORS BANK & TRUST COMPANY ("INVESTORS BANK," OR THE "ADVISER") AND ALLMERICA ASSET MANAGEMENT, INC. ("ALLMERICA," OR THE "SUB-ADVISER") WITH RESPECT TO THE ASSETS OF MERRIMAC CASH PORTFOLIO (THE "CASH PORTFOLIO"), A SERIES OF THE MERRIMAC MASTER PORTFOLIO (THE "MASTER PORTFOLIO").

        The Board of Trustees of the Trust and the Series and the Board of Directors of the Global Cash Fund have fixed the close of business on Monday, August 10, 1998, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting.


                                   By Order of the Board of Trustees of the Trust, the Board of Trustees of the Series and the Board of Directors of the Global Cash Fund
                                   Susan C. Mosher
                                   Secretary

August 11, 1998

        YOUR VOTE IS IMPORTANT. YOU DO NOT NEED TO BE PHYSICALLY PRESENT AT THE MEETING, BUT YOU SHOULD COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/ PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.




---------------
* The Merrimac Global Cash Fund is an open-end investment company registered as an "exempt company" under the laws of the Cayman Islands. The Merrimac Global Cash Fund is not registered under the Investment Company Act of 1940. The principal office of the Merrimac Global Cash Fund is located in Grand Cayman, Cayman Islands, British West Indies.





                           MERRIMAC GLOBAL CASH FUND*
                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)
                                      AND
                              MERRIMAC CASH SERIES
                         (A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

                                PROXY STATEMENT

        This Proxy Statement is furnished by Merrimac Global Cash Fund (the "Global Cash Fund") to its shareholders ("Global Cash Fund Shareholders"), by Merrimac Funds (the "Trust") to the shareholders of its Merrimac Cash Fund (respectively, "Cash Fund Shareholders" and "Cash Fund"), and by Merrimac Series (the "Series") to the shareholders of its Merrimac Cash Series (respectively, "Cash Series Shareholders" and "Cash Series"), on behalf of the Board of Directors of the Global Cash Fund and each Board of Trustees. This Proxy Statement is being provided to you in connection with the Global Cash Fund's, the Trust's and the Series' solicitation of the accompanying proxy, to be voted at a meeting of Global Cash Fund shareholders, Cash Fund shareholders and Cash Series shareholders (the "Meeting") to be held on Friday, August 28, 1998 at 10 a.m., Eastern Time, at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, for the purpose set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Global Cash Fund Shareholders, Cash Fund Shareholders and Cash Series Shareholders (collectively, the "Shareholders") on or about Tuesday, August 11, 1998. At the Meeting, Shareholders will be asked to consider and vote upon the following proposal:

          TO APPROVE OR DISAPPROVE A PROPOSAL TO ADOPT AN INVESTMENT SUB-ADVISER AGREEMENT, TO BE DATED AS OF SEPTEMBER 1, 1998, BETWEEN INVESTORS BANK & TRUST COMPANY ("INVESTORS BANK," OR THE "ADVISER") AND ALLMERICA ASSET MANAGEMENT, INC. ("ALLMERICA," OR THE "SUB-ADVISER") WITH RESPECT TO THE ASSETS OF MERRIMAC CASH PORTFOLIO (THE "CASH PORTFOLIO"), A SERIES OF THE MERRIMAC MASTER PORTFOLIO (THE "MASTER PORTFOLIO").






---------------
* The Merrimac Global Cash Fund is an open-end investment company registered as an "exempt company" under the laws of the Cayman Islands. The Merrimac Global Cash Fund is not registered under the Investment Company Act of 1940. The principal office of the Merrimac Global Cash Fund is located in Grand Cayman, Cayman Islands, British West Indies.

                                       1

CERTAIN VOTING MATTERS

        The Global Cash Fund, Cash Fund and Cash Series are each shareholders of the Cash Portfolio, a series of the Master Portfolio, which has requested that shareholders take action to approve an investment sub-advisory agreement for the Cash Portfolio. The Global Cash Fund, the Trust and the Series have previously agreed with the Master Portfolio that all actions requiring a vote of the Global Cash Fund, Cash Fund or the Cash Series, as shareholders of the Cash Portfolio, will be taken in accordance with instructions received from the underlying shareholders of the Global Cash Fund, Cash Fund and the Cash Series, respectively. For this reason, the meeting of the shareholders of the Global Cash Fund, Cash Fund and the Cash Series has been called to vote on the proposal described in this Proxy Statement. Immediately following the Meeting, a separate meeting (the "Cash Portfolio Shareholder Meeting") of the shareholders of the Cash Portfolio will be held to consider and vote on the proposal described in this Proxy Statement. This Proxy Statement also serves as the proxy statement for the Cash Portfolio Shareholder Meeting. With respect to the proposal, the entire interest that each of the Global Cash Fund, Cash Fund and Cash Series holds in the Cash Portfolio will be voted at the Cash Portfolio Shareholder Meeting in direct proportion to the votes cast by the Global Cash Fund Shareholders, Cash Fund Shareholders and the Cash Series Shareholders, respectively, for and against such proposal at the Meeting. Shares not voted by Shareholders will be voted as abstentions at the Cash Portfolio Shareholder Meeting.

        Only Shareholders of record at the close of business on Monday, August 10, 1998, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date there were _______ shares of the Global Cash Fund outstanding, ______ shares of the Cash Fund outstanding and _______ shares of the Cash Series outstanding. Each share of a fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

        The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to either Board of Trustees or the Board of Directors of the Global Cash Fund) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

     A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Global Cash Fund, the Trust or the Series, as applicable, a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

     Under the Restated Articles of Association of the Global Cash Fund, the Declaration of Trust of the Trust and the Declaration of Trust of the Series, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting. If a Shareholder

                                       2

abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the Meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.

     As of the Record Date, the Global Cash Fund owns_____% of the outstanding voting securities of the Cash Portfolio, the Cash Fund owns _____% of the outstanding voting securities of the Cash Portfolio and the Cash Series owns _____% of the outstanding voting securities of the Cash Portfolio.

     The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Directors, Trustees, officers and employees of the Global Cash Fund, the Trust or the Series. Certain costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne proportionately by the Global Cash Fund, the Cash Fund and the Cash Series.

                      NEW INVESTMENT SUB-ADVISER AGREEMENT

BACKGROUND

     As discussed in the Global Cash Fund's and the Trust's respective Offering Circulars and the Series' Prospectus, the Global Cash Fund, the Cash Fund and the Cash Series are each a feeder fund within a two-tier structure, commonly referred to as a master/feeder mutual fund structure. A fund in a master/ feeder structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As feeder funds in a master/feeder structure, each of the Global Cash Fund, Cash Fund and the Cash Series seeks to achieve its investment objective by investing all of its investable assets in the Cash Portfolio.

     The Global Cash Fund is an open-end investment company registered as an "exempt company" under the laws of the Cayman Islands. The principal office of the Global Cash Fund is located in Grand Cayman, Cayman Islands, British West Indies. The Cash Fund is a separate series of Merrimac Funds and the Cash Series is a separate series of Merrimac Series. Merrimac Funds and Merrimac Series are each Delaware business trusts and are registered as open end management investment companies with the Securities and Exchange Commission. The Cash Portfolio is a separate series of Merrimac Master Portfolio, a New York common law trust registered as an open-end diversified management investment company (the "Master Portfolio"). Investors Bank serves as the Master Portfolio's investment adviser with respect to the Cash Portfolio. The address of the Adviser is 200 Clarendon Street, Boston, Massachusetts 02116. The Adviser, in its capacity as the Master Portfolio's investment adviser, has engaged an investment sub-adviser to manage the Cash Portfolio. Currently, The Bank of New York ("BNY") serves as

                                        3

investment sub-adviser for the Cash Portfolio under an investment sub-advisory agreement among and between BNY, Investors Bank and the Master Portfolio, dated October 30, 1996 (the "Current Investment Sub-Adviser Agreement").

        At a meeting held on July 30, 1998, the Board of Trustees of the Master Portfolio voted to terminate the Current Investment Sub-Adviser Agreement and to appoint Allmerica investment sub-adviser under a new investment sub-advisory agreement. The terms of the new investment sub-advisory agreement with Allmerica (the "New Investment Sub-Adviser Agreement"), to become effective as of September 1, 1998, or as soon thereafter as Shareholder approval is obtained, are, except as described herein, substantially similar to the terms of the Current Investment Sub-Adviser Agreement.

        As a result of the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), shareholder approval is required prior to the effectiveness of the New Investment Sub-Adviser Agreement with Allmerica.

        At the Meeting, Shareholders are being asked to approve the New Investment Sub-Adviser Agreement between the Adviser and Allmerica. Except for the fee arrangement and the other differences noted under "New Investment Sub-Adviser Agreement" below, the New Investment Sub-Adviser Agreement is substantially similar to the Current Investment Sub-Adviser Agreement. A copy of the New Investment Sub-Adviser Agreement is set forth in Exhibit A to this Proxy Statement.

        Under the investment advisory agreement between the Master Portfolio (on behalf of the Cash Portfolio) and the Adviser, the Adviser may select, subject to the review and approval of the Master Portfolio's Board of Trustees, a portfolio advisor or portfolio advisors to manage the investments of the Cash Portfolio. For information regarding Allmerica that the Board of Trustees considered in making this selection, see "Information about Allmerica."

CURRENT INVESTMENT SUB-ADVISER AGREEMENT

        BNY serves as investment sub-adviser for the assets of the Cash Portfolio under the Current Investment Sub-Adviser Agreement. The Current Investment Sub-Adviser Agreement was approved by the initial shareholders of the Cash Fund on October 30, 1996, and was last approved by the Trustees of the Series, including the Trustees who were not "interested persons," on May 7, 1998. BNY will resign as investment sub-adviser to the Cash Portfolio, and the Current Investment Sub-Adviser Agreement will terminate, effective as of the close of business on August 31, 1998, or such later date as the New Investment Sub-Adviser Agreement is approved by Shareholders.

        Under the Current Investment Sub-Adviser Agreement, BNY receives from the Adviser an annual fee for its services equal to 0.08% of the average daily net assets of the Cash Portfolio. At July 30, 1998, net assets of the Cash Portfolio were $849,218,417. For the fiscal year ended

                                        4

December 31, 1997, the Adviser paid fees of $919,355 to BNY for its services under the Current Investment Sub-Adviser Agreement.

NEW INVESTMENT SUB-ADVISER AGREEMENT

     The New Investment Sub-Adviser Agreement was approved by the Trustees of the Trust and the Trustees of the Series, including the Trustees who were not "interested persons," on July 30, 1998. The terms of the New Investment Sub-Adviser Agreement are substantially similar to those of the Current Investment Sub-Adviser Agreement, except as follows: (1) the New Investment Sub-Adviser Agreement has a different fee arrangement (as described below); (2) unlike the New Investment Sub-Adviser Agreement, the Current Investment Sub-Adviser Agreement contains a provision which states that the sub-adviser may pay a broker-dealer who provides brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer; and (3) the Current Investment Sub-Adviser Agreement contains indemnification provisions between Investors Bank and the sub-adviser that are not contained in the New Investment Sub-Adviser Agreement. The description of the New Investment Sub-Adviser Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

        Under the New Investment Sub-Adviser Agreement, Allmerica will manage the investment and reinvestment of the assets of the Cash Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Cash Portfolio and any directions which the Adviser or the Master Portfolio's Board of Trustees may give from time to time with respect to the Cash Portfolio. In this regard, Allmerica will make all determinations with respect to the investment of the Cash Portfolio's assets and the purchase and sale of portfolio securities. Allmerica will render regular reports to the Master Portfolio's Board of Trustees and to the Adviser.

        The New Investment Sub-Adviser Agreement states that Allmerica's primary objective when placing orders with brokers and dealers will be to obtain best execution, which is to place transactions where the Cash Portfolio can obtain the most favorable combination of price and execution services. The affiliated brokerage provisions in the New Investment Sub-Adviser Agreement permit Allmerica to place brokerage transactions with broker-dealers affiliated with Allmerica ("Affiliated Brokers").

        The New Investment Sub-Adviser Agreement will, assuming it is approved by shareholders pursuant to this Proxy Statement, continue in effect until September 1, 2000, and it will continue thereafter provided that such continuance is specifically approved at least annually by: (1) the vote of the holders of a majority of the outstanding voting securities of the Cash Portfolio or by vote of a majority of the Master Portfolio's Board of Trustees; and (2) by the vote of a majority of the Trustees of the Master Portfolio who are not parties to the New Investment Sub-Adviser Agreement

                                        5

or interested persons of either the Adviser, Allmerica or the Master Portfolio cast in person at a meeting called for the purpose of voting on such approval.

        The New Investment Sub-Adviser Agreement may be terminated at any time, without payment of any penalty (1) by the Adviser, by the Master Portfolio's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Cash Portfolio, in any such case upon at least 60 days' prior written notice to Allmerica, and (2) by Allmerica upon at least 60 days' prior written notice to the Adviser and the Master Portfolio. The New Investment Sub-Adviser Agreement terminates automatically in the event of its assignment.

        The New Investment Sub-Adviser Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties under the New Investment Sub-Adviser Agreement on the part of Allmerica, Allmerica will not be subject to liability to the Adviser, the Cash Portfolio, the Master Portfolio or to any holder of an interest in the Cash Portfolio for any act or omission in the course of, or connected with, rendering services under the New Investment Sub-Adviser Agreement.

        As compensation for its services, Allmerica will be paid a monthly fee equal on an annual basis to:

                 0.09% on the first $500,000,000 in net assets;
               0.07% on the next $500,000,000 in net assets; and
                  0.06% on net assets exceeding $1,000,000,000

This represents an increase of 0.01% on the first $500,000,000 in net assets, a decrease of 0.01% on the next $500,000,000 in net assets and a decrease of 0.02% on net assets exceeding $1,000,000,000 from the fee paid under the Current Investment Sub-Adviser Agreement. This shift in fees has no resultant impact on shareholders, as the Adviser pays the sub-advisory fees earned by Allmerica with respect to its management of the Cash Portfolio's assets.

INFORMATION ABOUT ALLMERICA

        Allmerica, located at 440 Lincoln Street, Worcester, Massachusetts 01653, provides primarily fixed-income investment advisory services to institutions, including insurance companies and employers who self-fund their employee benefit and casualty insurance programs. Allmerica also issues funding agreements to money market funds, securities lending firms and other large cash accounts.

        Allmerica is wholly owned by SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company, which is wholly owned by Allmerica Financial Corporation ("AFC"), a publicly held corporation whose shares are listed on the New York Stock Exchange. SMA Financial Corp. owns 100% of the outstanding securities of Allmerica.

                                        6

        Allmerica serves as the sub-adviser for the Allmerica Investment Trust Money Market Fund (the "AIT Money Market Fund"), a mutual fund with an investment objective similar to that of the Cash Portfolio. As of June 30, 1998, the AIT Money Market Fund had assets of $269,743,002. Allmerica is compensated at a rate of 0.10% of the AIT Money Market Fund's total net assets.

        AFC, Allmerica's parent company, operates a registered broker/dealer, Allmerica Investments, Inc. Allmerica does not transact any business through this entity.

        Listed below are the names, addresses and principal occupations of the Directors and principal executive officers of Allmerica:


DIRECTORS


Name                     Address                  Principal Occupation
----                     -------                  --------------------

John P. Kavanaugh        440 Lincoln Street       President of Allmerica
                         Worcester, MA  01653

John F. Kelly            440 Lincoln Street       Vice President and General
                         Worcester, MA  01653     Counsel of AFC

John F. O'Brien          440 Lincoln Street       President and CEO of AFC
                         Worcester, MA  01653

PRINCIPAL EXECUTIVE OFFICERS

Name                     Address                  Principal Occupation
----                     -------                  --------------------

John P. Kavanaugh        440 Lincoln Street       President of Allmerica
                         Worcester, MA  01653

Ann K. Tripp             440 Lincoln Street       Vice President of Allmerica
                         Worcester, MA  01653

Lisa M. Coleman          440 Lincoln Street       Vice President of Allmerica
                         Worcester, MA  01653

Edward J. Parry III      440 Lincoln Street       Treasurer of Allmerica and
                         Worcester, MA  01653     AFC


                                        7

PORTFOLIO MANAGEMENT

     The Cash Portfolio will be managed by John C. Donohue, Vice President of Allmerica. Mr. Donohue joined Allmerica in 1995 and is responsible for the management of Allmerica's money market funds as well as for the development and implementation of investment policy to maximize client short term positions. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. Mr. Donohue will be assisted by Geraldine Herlihy, the Money Market Trader for Allmerica. Ms. Herlihy assists in the management of Allmerica's money market funds, as well as the execution and settlement of all short term transactions. Ms. Herlihy joined Allmerica in 1997 after serving as an investment analyst at RhumbLine Advisers. Previously, she worked for Harvard Management Company, Inc. as a futures portfolio controller.

TRUSTEES' CONSIDERATION

     In considering the New Investment Sub-Adviser Agreement, the Board of Trustees of the Master Portfolio considered a number of factors, including the nature, quality and extent of the services furnished by Allmerica; Allmerica's experience in investing; Allmerica's investment record with respect to money market funds; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds similar to the Cash Portfolio, and other investment advisers; the risks assumed by Allmerica; the advantages and possible disadvantages to the Cash Portfolio of having a sub-adviser which also serves other investment companies as well as other accounts; possible benefits to Allmerica from serving as sub-adviser to the Cash Portfolio; Allmerica's financial resources and the continuance of appropriate incentives to assure that Allmerica will continue to furnish high quality services to the Cash Portfolio; and various other factors. After a comprehensive review of the matter, the Board of Trustees of the Master Portfolio concluded that the Cash Portfolio should receive investment advisory services under the New Investment Sub-Adviser Agreement equal or superior to those it had received under the Current Investment Sub-Adviser Agreement.

     The Board of Trustees of the Master Portfolio believes that the terms of the New Investment Sub-Adviser Agreement are fair to, and in the best interest of, the Cash Portfolio, the Global Cash Fund, Merrimac Funds, Merrimac Series, the Cash Fund and the Cash Series. The Board of Trustees of the Master Portfolio, including the independent Trustees of the Master Portfolio voting separately, recommends that Shareholders of the Master Portfolio approve the New Investment Sub-Adviser Agreement between Allmerica and the Adviser.


THE BOARD OF DIRECTORS OF THE GLOBAL CASH FUND, THE BOARD OF TRUSTEES OF THE TRUST AND THE BOARD OF TRUSTEES OF THE SERIES EACH RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                                        8

        REQUIRED VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISER CONTRACT

     At the Meeting, the Cash Fund Shareholders and the Cash Series Shareholders will vote on the New Investment Sub-Adviser Agreement. Global Cash Fund Shareholders will abstain from voting.

     The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Cash Portfolio, is required to approve the New Investment Sub-Adviser Agreement. "Majority of the outstanding voting securities" of the Cash Portfolio for this purpose under the 1940 Act means the lesser of (1) 67% of the securities of the Cash Portfolio present, if more than 50% of the outstanding securities of the Cash Portfolio are represented, or (2) more than 50% of the outstanding securities of the Cash Portfolio.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

As of August 10, 1998, the following persons were beneficial owners of more than 5% of the outstanding shares of the Global Cash Fund:

                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP  PERCENT OF CLASS
------------------------------------  --------------------  ----------------



As of August 10, 1998, the following persons were beneficial owners of more than 5% of the outstanding shares of the Cash Fund:

                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP  PERCENT OF CLASS
------------------------------------  --------------------  ----------------



As of August 10, 1998, the following persons were beneficial owners of more than 5% of the outstanding shares of the Cash Series:

                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP  PERCENT OF CLASS
------------------------------------  --------------------  ----------------



     To the knowledge of the Global Cash Fund, the Trust and the Series, no other Shareholder beneficially owned more than 5% of the outstanding shares of the Global Cash Fund, the Cash Fund or the Cash Series as of August 10, 1998.

                                        9

     As of August 10, 1998, the Board of Directors and officers of the Global Cash Fund, the Trustees and officers of Merrimac Funds and the Trustees and officers of Merrimac Series as a group beneficially owned less than 1% of the outstanding shares of the Global Cash Fund, the Cash Fund and the Cash Series, respectively.

     The Trust has been informed that BNY will vote its shares in favor of the proposal and that BNY will redeem its shares from the Trust commensurate with the termination of the Current Investment Sub-Adviser Agreement.

                              GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

     Investors Bank, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides administrative, custodial and fund accounting services for the Global Cash Fund, the Trust, the Series and the Master Portfolio and serves as transfer agent for the Master Portfolio. Investors Bank also serves as the investment adviser to the Master Portfolio.

     Funds Distributor, Inc., located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as distributor for the Series.

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Trust, the Series and the Global Cash Fund do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PORTFOLIO TRANSACTIONS

     The Cash Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Cash Fund or the Cash Series may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Trust, the Series, the Master Portfolio or the Adviser.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of Shareholders. Neither the Global Cash Fund, the Trust, the Series nor the Master Portfolio is required to, nor do any of them intend to, hold regular annual meetings of its shareholders or interest holders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Global Cash Fund, the Trust, the Series or the Master Portfolio, as the case may be.

                                       10

REPORTS TO SHAREHOLDERS

     The Global Cash Fund, the Trust and the Series will each furnish, without charge, a copy of its most recent Annual Report to Shareholders upon request within three business days of the request. Requests for such reports for the Trust and the Series can be made by calling 1-888-MERRMAC or in writing to the Trust or the Series at 200 Clarendon Street, Boston, Massachusetts 02116. Requests for such reports for the Global Cash Fund can be made by calling (353) 1 475-2211.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


         By Order of the Board of Trustees of the Trust, the Board of Trustees of the Series and the Board of Directors of the Global Cash Fund.



                                                      Susan C. Mosher
                                                      Secretary of the Trust,
                                                      the Series and the Global
                                                      Cash Fund

August 11, 1998
Boston, Massachusetts

                                       11








                                   EXHIBIT A


                        INVESTMENT SUB-ADVISER AGREEMENT


Agreement made as of this _____ day of September, 1998, between Investors Bank and Trust Company (the "Adviser"), a Massachusetts banking corporation, and Allmerica Asset Management, Inc. (the "Sub-Adviser"), a Massachusetts corporation.

WHEREAS, Merrimac Cash Portfolio (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Merrimac Cash Fund (the "Fund"), an open-end diversified management investment company registered as such with the SEC pursuant to the 1940 Act, will invest all of its investable assets in the Portfolio and the Merrimac Cash Series (the "Series"), an open-end diversified management investment company registered as such with the SEC pursuant to the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act") will invest all of its investable assets in the Portfolio; and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment
---------------

          (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trust's Board of Trustees (the "Trustees"), directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 2.

          (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management

                                       1

          discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

          (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents
-------------------------

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

          (a) The Trust's Agreement and Declaration; and all amendments thereto or restatements thereof;

          (b) The Trust's By-Laws; and all amendments thereto;

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

          (d) The Trust's original Notification of Registration on Form N-8A under the 1940 Act;

          (e) The Trust's initial Registration Statement on Form N-1A under the 1940 Act and all amendments thereto;

          (f) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor (the "Authorized Investor") in the Portfolio (the "Investor Offering Documents");

          (g) The policies and procedures applicable to the Portfolio as adopted by the Trustees; and all amendments and supplements thereto.

          (h) Any further documents, materials or information that the Sub-Adviser may reasonably request from time to time to enable it to perform its duties pursuant to this Agreement.

3.  Sub-Adviser Duties
----------------------

The Sub-Adviser shall, subject to the direction and control of the Trustees or the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Investor Offering Documents, the Portfolio's Registration Statement on Form N-1A and any applicable federal and state laws: (i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may

                                        2

reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio.

4.  Compensation of the Sub-Adviser
-----------------------------------

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage
----------------------------------------

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers or dealers selected by the Sub-Adviser, which may include where permissible under the 1940
Act, brokers or dealers affiliated with the Sub-Adviser.   In the selection of
such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.


6.  Interested Trustees or Parties
----------------------------------

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive
--------------------------

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

                                        3

8.  Compliance;  Books and Records
----------------------------------

          (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure the Portfolio's compliance with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Investor Offering Documents.

          (b) The Sub-Adviser shall furnish to the Adviser, at the Adviser's expense, copies of all records prepared and maintained in connection with the performance of this Agreement and the maintenance of compliance procedures pursuant to this Section 8 as the Adviser may reasonably request.

          (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel and performance data, for use in connection with efforts to promote the Fund and the sale of its shares.

          (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the Authorized Investors and prior or potential shareholders, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification
------------------------------------------------------------

In consideration of the Sub-Adviser's undertaking to render the services described in this Agreement, the Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, the Authorized Investors or the Portfolio or their shareholders in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, the Authorized Investors or their shareholders, or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement.

10.  Duration, Amendment and Termination
----------------------------------------

        (a) Subject to prior termination as provided in sub-section (d) of this
        Section 10, this Agreement shall continue in effect until two years from the date hereof and for successive annual periods thereafter, but only so long as the continuance after such initial two year period shall be specifically approved at least annually by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

                                        4

        (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained.

        (c) In addition to the requirements of sub-sections (a) and (b) of this
        Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Portfolio, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities.

        (e) This Agreement shall terminate automatically in the event of its assignment.

        (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Portfolio in the possession of the Sub-Adviser shall be returned to the Portfolio as soon as reasonably practicable after the termination of this Agreement.

11.  Disclaimer of Shareholder Liability
----------------------------------------

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous
------------------

        (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

        (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

                                        5

        (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

        (f) Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. No notice shall be effective until received.



        IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.




                               INVESTORS BANK & TRUST COMPANY ("ADVISER")


                               By:
                                  --------------------------------
                               Name:  Kevin J. Sheehan
                               Title: President




                               ALLMERICA ASSET MANAGEMENT, INC. ("SUB-ADVISER")


                               By:
                                  --------------------------------
                               Name:  John P. Kavanaugh
                               Title: President



The Merrimac Master Portfolio on behalf of the Merrimac Cash Portfolio hereby acknowledges the execution of this Agreement

Merrimac Master Portfolio
("THE TRUST")


By:
   ---------------------------------
Name:  Sean P. Brennan
Title: President

                                        6


                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed and paid monthly, based on the average daily net assets of the Portfolio according to the schedule set forth below. The fee for each month shall be payable within 30 business days after the end of the month.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                   0.09% on the first $500,000,000 in assets;
                 0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

                                       7








                           MERRIMAC GLOBAL CASH FUND*
                               MERRIMAC CASH FUND
                     (A SEPARATE SERIES OF MERRIMAC FUNDS)
                                      AND
                              MERRIMAC CASH SERIES
                     (A SEPARATE SERIES OF MERRIMAC SERIES)

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
MERRIMAC FUNDS AND MERRIMAC SERIES, RESPECTIVELY, AND THE BOARD OF DIRECTORS OF
                           MERRIMAC GLOBAL CASH FUND

        The undersigned appoints Philip Newman, Paul J. Jasinski and Andrew S. Josef and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Global Cash Fund, Merrimac Cash Fund (a separate series of Merrimac Funds (the "Trust")) and Merrimac Cash Series (a separate series of Merrimac Series (the "Series")) to be held at 10 a.m., Eastern Time on Friday, August 28, 1998, at the Sheraton Tara Hotel, Spit Brook Road, Nashua, New Hampshire, and at any adjournment thereof.
-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF THE TRUST AND THE SERIES AND THE BOARD OF DIRECTORS OF MERRIMAC GLOBAL CASH FUND EACH RECOMMEND A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

Approval of an Investment Sub-Adviser        FOR [ ]   AGAINST [ ]   ABSTAIN[ ]
Agreement between Investors Bank & Trust
Company and Allmerica Asset Management,
Inc.


TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______


                                            NOTE: THE UNDERSIGNED HEREBY
                                            ACKNOWLEDGES RECEIPT OF THE NOTICE
PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR     OF MEETING AND PROXY STATEMENT AND
NAME APPEARS ON THIS CARD, AND RETURN       REVOKES ANY PROXY HERETOFORE GIVEN
THIS FORM IN THE ENCLOSED SELF-ADDRESSED    WITH RESPECT TO THE VOTES COVERED
ENVELOPE.                                   BY THIS PROXY.

Dated: _______________________, 1998        __________________________________
                                            Signature


                                            __________________________________
                                            Signature If Jointly Held








___________________
*The Merrimac Global Cash Fund is an open-end investment company registered as an "exempt company" under the laws of the Cayman Islands. The Merrimac Global Cash Fund is not registered under the Investment Company Act of 1940. The principal office of the Merrimac Global Cash Fund is located in Grand Cayman, Cayman Islands, British West Indies.